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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549




                                     FORM 8-K/A
                                  Amendment No. 1



                              CURRENT REPORT PURSUANT
                           TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934




         Date of Report (date of earliest event reported): February 6, 1998




                                 IFR SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)




                      DELAWARE             0-14224           [48-1197645]
          (State or other jurisdiction   (Commission         (IRS Employer
                 of incorporation)       File Number)     Identification No.)




              10200 West York, Wichita, Kansas                       67215
           (Address of principal executive offices)                 (Zip Code)




         Registrant's telephone number, including area code: (316) 522-4981

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a) The following financial statements of IFR-UK were filed with the Form 8-K being amended hereby (the "Form 8-K"):

               Condensed consolidated balance sheets at December 31, 1997 and 1996 (UK GAAP and unaudited).

               Condensed consolidated statements of income for the twelve months ended December 31, 1997 and 1996 (UK GAAP and unaudited).

The remaining financial statements required to be filed with the Form 8-K will be filed by amendment no later than April 22, 1998.

          (b) The PRO FORMA financial statements required to be filed with this Form 8-K will be filed by amendment no later than April 22, 1998.

          (c)  The following exhibits are filed with the form 8-K:

               Exhibit No.         Description
               -------------------------------
               2.01 Share Sale and Purchase Agreement, dated February 6, 1998 among IFR Systems, Inc., IFR Systems Limited, and The General Electric Company p.l.c.

               2.02 Deed of Tax Covenant, dated February 6, 1998, between The General Electric Company, p.l.c., as Covenantor, and IFR Systems Limited, as Purchaser

               10.01 Credit Agreement, dated as of February 5, 1998, among IFR Systems, Inc., The First National Bank of Chicago, and various lenders.

               10.02 Form of Security Agreement executed by Registrant and its United States subsidiaries.

               10.03 Form of Guaranty executed by each of Registrants United States subsidiaries



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               Exhibit No.         Description
               -------------------------------
               10.04 Pledge Agreement between Registrant and First National Bank of Chicago.

               10.05 Equitable Share Charge by Registrant to First National Bank of Chicago.

               10.06 Form of Copyright Security Agreement executed by Registrant and each of its United States subsidiaries.

               10.07 Form of Patent Security Agreements executed by Registrant and each of its United States subsidiaries.

               10.08 Form of Trademark Security Agreement executed by Registrant and each of its United States subsidiaries.




                                     SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                   IFR SYSTEMS, INC.



                                   By:      /s/ Alfred H. Hunt, III
                                       ---------------------------------------
                                         Alfred H. Hunt, III
                                         President and Chief Executive Officer

Date:  March 2, 1998